Supplement dated June 24, 2022
to the Statement of Additional Information (SAI), dated March 21, 2022, for the following fund:
Fund
Columbia ETF Trust I
Columbia Multi-Sector Municipal Income ETF (the Fund)
Anders Myhran has announced that he plans to retire effective September 30, 2022. Until then, Mr. Myhran will continue to serve as a portfolio manager of the Fund. Accordingly, effective September 30, 2022, all references to Mr. Myhran in the SAI for the Fund are hereby removed.
Effective immediately, the information under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section for the above referenced Fund is hereby superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets (excluding the Fund)	Performance Based Accounts**	Ownership of Fund shares
For Funds with fiscal year ending March 31 – Information is as of March 31, 2022, unless otherwise noted
Multi-Sector Municipal Income ETF	Anders Myhran(e)	13 RICs 4 other accounts	$5.40 billion $118.62 million	None	$10,001– $50,000(a)
	William Callagy(f)	87 other accounts	$147.68 million	None	$0– $10,000(a)
	Douglas Rangel(f)	4 other accounts	$0.21 million	None	None
	Catherine Stienstra	7 RICs 3 other accounts	$9.46 billion $1.55 million	None	$100,001– $500,000(a)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(e)	Mr. Myhran is expected to retire effective September 30, 2022 and, as of such date, he will cease to serve as portfolio manager of the Fund.
(f)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2022.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_010_(06/22)